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                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                       TENDER OF SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                      OF

                               CIRCON CORPORATION

                                       TO

                             MMI ACQUISITION CORP.
                           A WHOLLY OWNED SUBSIDIARY

                                       OF

                              MAXXIM MEDICAL, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $0.01 per share (the "Common Stock"), including the associated preferred stock purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), of Circon Corporation, a Delaware corporation (the "Company"), are not immediately available, if the procedure for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or if time will not permit all required documents to reach the Depositary on or prior to the Expiration Date. This form may be delivered by hand to the Depositary or transmitted by facsimile transmission, telegram or mail to the Depositary. See
Section 3 of the Offer to Purchase.


                       The Depositary for the Offer is:


                       HARRIS TRUST COMPANY OF NEW YORK

             By Mail:                          By Hand and Overnight Courier:
Harris Trust Company of New York              Harris Trust Company of New York
       Wall Street Station                              88 Pine Street
          P.O. Box 1023                                  19th Floor
 New York, New York 10268-1023                      New York, New York 10005

          By Facsimile Transmission: (212) 701-7636 or (212) 701-7637
                        (For Eligible Institutions Only)
                 Confirm Facsimile by Telephone: (212) 701-7624
                      For Information Call: (212) 701-7624

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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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Ladies and Gentlemen:

     The undersigned hereby tenders to MMI Acquisition Corp. (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Maxxim Medical, Inc., a Delaware corporation, a wholly owned subsidiary of Maxxim Medical, Inc., a Texas corporation, upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase, dated November 30, 1998, and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, par value $0.01 per share (the "Common Stock"), including the associated preferred stock purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), of Circon Corporation, a Delaware corporation, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

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     Number of Shares: -------------------------------------------------------

     Certificate Nos. (if available):

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     Check box if Shares will be tendered by book-entry
     transfer:  [ ]

     Account Number:
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     Date:                                                          , 199
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     Names(s) of Record Holder(s):

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                                 (Please Print)


     Address(es): ------------------------------------------------------------

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                                                                    (Zip Code)

     Area Code and Telephone Number:

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     Signature(s):
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                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

   The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal, within three trading days (as defined in the Offer to Purchase) after the date hereof.

   The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

 Name of Firm:
              -----------------------------   --------------------------------
                                                 (Authorized Signature)

 Address:
         ----------------------------------   --------------------------------
                                                      (Please Print)

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                (Zip Code)

 Area Code and Telephone Number:               Date:               , 199
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD
     BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

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